Exhibit 10.5

Execution Copy

SECOND AMENDMENT TO

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

THIS AMENDMENT is made on May 8, 2006 by and between MOTHERS WORK, INC. (the “Company”) and REBECCA C. MATTHIAS (“Executive”).

WHEREAS, the Company and Executive are parties to an Amended and Restated Employment Agreement dated as of April 28, 2005, as amended effective December 29, 2005 (the “Employment Agreement”); and

WHEREAS, Section 17 of the Employment Agreement provides that the Company and Executive may amend the Employment Agreement by agreement in writing; and

WHEREAS, the Company has requested that Executive agree to certain changes with respect to the vesting of stock options awarded annually to Executive, if any.

NOW, THEREFORE, in consideration of these premises and intending to be legally bound hereby, the Employment Agreement is amended as follows, effective as of the date first above written:

1.             The last sentence of Section 5.3 is revised in its entirety to read as follows:

“Such Options shall be exercisable at the closing price of the Common Stock as reported by NASDAQ on the date of grant and shall vest immediately; provided, however, that with respect to the 2006 fiscal year Option Compensation, that Option shall vest on the first anniversary of the date of grant, provided that Employee remains in continuous service with the Company through such date (and subject to accelerated vesting in accordance with this Agreement and the applicable plan under which that Option is issued).”

2.             The Employment Agreement, as amended by the foregoing changes, is hereby ratified and confirmed in all respects.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer and Executive has executed this Amendment, in each case on the date first written above.

MOTHERS WORK, INC.

By:	/s/ EDWARD M. KRELL

Name & Title: Edward M. Krell, Executive Vice President – Chief Financial Officer

REBECCA C. MATTHIAS

/s/ REBECCA C. MATTHIAS